UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) – June 26, 2008

RF MONOLITHICS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	0-24414	75-1638027

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 Sigma Road Dallas, Texas 75244

(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including Area Code - (972) 233-2903

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02(a)     Results of Operations and Financial Condition.

The Registrant’s press release, dated June 26, 2008, announcing its results of operations and financial condition for the third quarter ending May 31, 2008, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01     Other Events.

The Registrant’s press release, dated June 26, 2008, announcing search for Director Candidates, is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01     Exhibits.

 (c)       Exhibits.

Exhibit	Description

99.1	Registrant’s Press Release, dated June 26, 2008.

99.2	Registrant’s Press Release, dated June 26, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RF MONOLITHICS, INC.

		By:	/s/ Harley E. Barnes III
Harley E. Barnes III
Chief Financial Officer

Date:	June 26, 2008

EXHIBIT INDEX

Exhibit	Description

99.1	Registrant’s Press Release, dated June 26, 2008

99.2	Registrant’s Press Release, dated June 26, 2008